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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2005

                             ----------------------

                           UNITED HERITAGE CORPORATION
               (Exact name of registrant as specified in Charter)


                Utah                              0-9997                           87-0372864
   (State or other jurisdiction of         (Commission File No.)        (IRS Employee Identification No.)
   incorporation or organization)

                              2 North Caddo Street
                              Cleburne, Texas 76033
                    (Address of Principal Executive Offices)

                                  817-641-3681
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c))
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

      This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Items 1.01 Entry Into A Material Definitive Agreement

      The Registrant's wholly-owned subsidiary, UHC Petroleum Corporation, entered into an agreement with Dominion Oklahoma Texas Exploration & Production, Inc. ("Dominion"). Pursuant to the agreement, upon execution of a definitive Joint Operating Agreement, which is being prepared, the transaction will be completed wherein UHC Petroleum Corporation, has assigned to Dominion its interest in and to certain oil and gas leases located in the Val Verde basin. The assignment to Dominion is for all depths below 2,000 feet. In exchange for the assignment, UHC Petroleum Corporation receives cash, an overriding royalty interest, a carried working interest in the first, second or third wells, and the right to participate as a working interest partner in the development of the acreage. A Joint Operating Agreement is being prepared for execution by the parties.

Item 9.01 Financial Statements and Exhibits

          Exhibit 10.       Term Assignment (with Exhibit)
          Exhibit 99.       Press Release


SIGNATURES

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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2005

                        UNITED HERITAGE CORPORATION



                        By: /s/ Walter G. Mize
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                             Walter G. Mize, Chief Executive Officer